Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Subsequent events were evaluated up to March 5, 2025, which is the date the Consolidated financial statements included in this Annual Report were approved.
On January 29, 2025, ASML announced to declare a total dividend for the year 2024 of €6.40 per ordinary share, which is a 4.9% increase compared to the 2023 total dividend of €6.10 per ordinary share. Recognizing the interim dividends of €1.52 per ordinary share paid in August 2024, November 2024 and February 2025, this leads to a final dividend proposal to the General Meeting of €1.84 per ordinary share.